Virtus VUL

Ohio National Life Assurance Corporation

Ohio National Variable Account R

Supplement dated November 12, 2013

to the Prospectus dated May 1, 2013

The following supplements and amends the prospectus dated May 1, 2013:

If you apply for your policy on or after November 13, 2013, the following portfolios are not available for the allocation of premiums or accumulation value:

Fund and Portfolio	Investment Adviser (Subadviser)
Ohio National Fund, Inc.
Millennium Portfolio	(Neuberger Berman Management LLC)
U.S. Equity Portfolio	(ICON Advisers, Inc.)
Income Opportunity Portfolio	(ICON Advisers, Inc.)
Target Equity/Income Portfolio	(First Trust Advisors, L.P.)